SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                            Checkpoint Systems, Inc.
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)


                               1-11257 22-1895850
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          (Commission File Number) (I.R.S. Employer Identification No.)


            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)

                                 (856) 848-1800
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              (Registrant's telephone number, including area code)

                                       N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.



         On August 8, 2005, Checkpoint Systems, Inc. issued a press release announcing that Raymond D. Andrews, CPA, has been appointed to the position of Vice President and Chief Accounting Officer. Mr. Andrews will replace
Arthur Todd, who will assume the position of Vice President of Operations
Strategic Planning.   In his new role, Mr. Todd will be reporting to
John E. Davies, President of Asia Pacific and Operations. Mr. Andrews will be responsible for Checkpoint's financial planning and analysis, accounting and SEC reporting.

         Mr. Andrews, age 52, has extensive experience as a leader of global accounting operations for large, multi-national companies. He previously served as Controller of INVISTA S.a'r.l., a subsidiary of Koch Industries, where he oversaw the company's accounting operations in North and South America, Europe and Asia. From 1998 to 2002, Mr. Andrews served as Controller for DuPont Pharmaceuticals Company and then Bristol-Myers Squibb Pharma Company, a subsidiary of Bristol-Myers Squibb, when that company acquired DuPont Pharmaceuticals in 2001. Prior to being appointed Controller, he was promoted to the position of Senior Director of Research and Development Finance after initially joining the company, formerly known as DuPont Merck Pharmaceutical Company, in 1991. Mr. Andrews received a Bachelor of Science Degree in Accounting from the University of Delaware in 1976, and is a Certified Public Accountant.

         Mr. Andrews will be paid an annual base salary of $175,000. In addition to his base salary Mr. Andrews will be eligible to participate in the Company's performance incentive bonus plan. Mr. Andrew's performance incentive plan is defined at a maximum bonus opportunity of 40% of his 2005 base pay. Mr. Andrews will receive a stock option for 10,000 shares of the Company's common stock that will vest 34% on August 1, 2006, 33% on August 1, 2007, and 33% on August 1, 2008. In the event of a termination without "cause" or departure for "good reason", Mr. Andrews is entitled to severance equal to twelve months salary.

Item 9.01  Financial Statements and Exhibits

(a) Not applicable


(b) Not applicable


(c) The following exhibits are filed herewith:


       Exhibit 99.1 Press Release dated August 8, 2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHECKPOINT SYSTEMS, INC.



                               By: /s/ John R. Van Zile
                                  -----------------------------------------
                                 John R. Van Zile
                                 Senior Vice President, General Counsel
                                 and Secretary


Date: August 8, 2005



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                                  EXHIBIT INDEX


         Exhibit No.        Description
         -----------        -------------

         Exhibit 99.1       Press Release of the Company dated August 8, 2005.